Exhibit (c)(3)
8 Jan 2010 12:09 1/35 DRAFT [Graphic Appears Here] [Graphic Appears Here] Goldman, Sachs & Co. July 14, 2009
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8 Jan 2010 12:09 1/35 DRAFT The Goldman Sachs Airvana Team [Graphic Appears Here] Goldman Sachs Leadership John Weinberg [Graphic Appears Here] The Goldman Sachs Airvana Team GS Technology Selected Experience [Graphic Appears Here] Name / Position Ryan Limaye Managing Director Global Head of Commtech Investment Banking 16 years experience [Graphic Appears Here] • Junction, 50+ Grand across CIENA to M&A Catena acquisition, Wireless Alcatel AT&T to and (Pirelli Rogers CommTech sale venture UTStarcom Technologies from Cisco in of joint to Packets bn spinoff Efficient with offerings) stake Lucent H3C of Wide Softbank $100 of debt Convergys with to over Commworks World and to Wireless Telecommunications acquisition of transactions JV, sale on merger Technologies acquisition sale ONI, AT&T Comdex of of of Worked transactions Alcatel Lucent Genesys 3Com Siemens 3Com Sales Numerous Softbank Intervoice Sale Sale • [Graphic Appears Here] Avinash Mehrotra Managing Director Head of Tech M&A 16 years experience • Computer Stratus Nextest Industries Amphenol and and Heavy repurchase to Tender) Test share offering division (Dutch squeeze-out including: Eagle Sumitomo and On activism of to Follow Gartner minority advisory JV Ansoft fund Agere connector of situations SEN of issuance and experience, and acquisitions of IPO Recaps dividend) sale LSI advisory committee of acquisition convertible Teradyne’s defense/anti-raid of Communications’ Teradyne’s Axcelis’ Merger Ansys EMC CommVault Sale Leveraged (sponsored Cox Various Shareholder/Hedge Raid Special • [Graphic Appears Here] • Verizon separation to Symbol Devices sale of offering acquisition Mobile equity subsequent division IPO’s pending Silverlake and and and GSS to Notes Icahn and sale Light Carl Alltel Technologies Opnext and of Clearwire CSG’s and of Strata Secured activist in Lucent Freescale exchange Keylink of to with of of Rakuten acquisition acquisition Starent equity Senior to GS investment merger Packet, spin-off recapitalization for acquisition response acquisition sale and Corp debt Wireless TPG Motorola Alcatel Comverse Acme Motorola IPC AWE Opnext Leap Motorola Arrow Linkshare • Jason Rowe Vice President TMT Investment Banking 8 years experience [Graphic Appears Here] Selected Expe1)rience Name / Position Adam Greene Vice President 10 years experience Name / Position Matthew DeFusco Managing Director Co-Head of TMT Financing 13 years experience JLL’s bid for Patheon Ipsen’s squeezeout of Terica Nationwide Mutual’s squeezeout of Nationwide Alfa Mutual’s squeezeout of Alfa Management buyout of Clear Channel Southern Peru’s asset swap with Grupo Carso Fortress’s acquisition of Intrawest Management buyout of Swift Transportation SanDisk raid defense against Samsung CV Therapeutics raid defense against Astellas Anheuser-Busch raid defense, a subsequent InBev cross-border acquisition PeopleSoft hostile takeover defense from Oracle BEA hostile takeover defense from Oracle/Icahn Frontier raid defense following raid by Qwest — GS Merger Leadership Group GS Merger Advisory Legal Name / Position Bill Anderson Managing Director Global Head of Raid and Activism Defense 18 years experience Name / Position Joe Stern Managing Director 35 years experience GS Equity Capital Markets / Leverage Finance Name / Position David Ludwig Managing Direc tor Co-Head of TMT Financing 13 years experience — [Graphic Appears Here] 1
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8 Jan 2010 12:09 2/35 DRAFT Summary Observations on Potential Next Steps for the Special Committee [Graphic Appears Here] [Graphic Appears Here] • management (including etc.) M&A structures, complex in financing experience situations, deep hostile with advisor advisory, financial committee expert special an Engage buyouts, [Graphic Appears Here] ructuring, acquisitions, or continue status quo Recapitalization, spin-off, other operational rest Is now the right time to sell the Company? What other alternatives exist? Rapidly and thoroughly assess the broad strategic and financial alternatives for Airvana — — [Graphic Appears Here] Broad vs. narrow process Buyer list (strategic / financial) Public vs. private process Management’s role If the Committee elects to pursue a sale of the Company, design and manage the right process to maximize value and minimize risks — — — — [Graphic Appears Here] Knowledge and relationships with potential buyers (if sale path) Expertise in coordinating and managing sale processes Capital markets expertise (if non sale path) Efficiently and effectively execute any desired process — — — [Graphic Appears Here] Value and composition of consideration Deal certainty and risk (financial, regulatory, etc.) Financing documents / funding risks Assess the potential deals — — — [Graphic Appears Here] Engaging the right financial advisor with the team depth and experience (industry, sponsors, process, 2
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8 Jan 2010 12:09 3/35 DRAFT [Graphic Appears Here] Why Goldman Sachs For This Assignment I. 3 Why Goldman Sachs For This Assignment
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8 Jan 2010 12:09 4/35 DRAFT Why Goldman Sachs? [Graphic Appears Here] As the advisor of choice in contested and complex situations, Goldman Sachs is uniquely Airvana in evaluating strategic alternatives positioned to advise the Special Committee of Criteria Goldman Qualifications • outcomes universe assignments desired our sponsor of achieve financial majority helping up of make franchise and U.S. knowledge billion) companies the deep (<$1 in derivatives quality and with deals and high globally advisor debt advising advisor, M&A moderate-sized high-yield for M&A Sell-side to • #1 Small Leading Reputation • Leading Investment Banking Practice Strategic Advisor of Choice • situations contested situations in complex investors activism advisor #1 for institutional facing and advisor choice with companies advisor of credibility advisor Committee to Defense the Special Advisor Raid as • #1 #1 Seen Tremendous • Deep Sector Experience • alternatives strategic complex M&A buyers of relevant evaluation Technology all in U.S. M&A with and CommTech relationship experience Global in in • #1 Deep Extensive • Independent and Ready to Begin • experience management relevant Airvana significant with with relationships team immediately banking cross-functional work start historical staffed to No Have Prepared • 4 Why Goldman Sachs For This Assignment
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8 Jan 2010 12:09 5/35 DRAFT Goldman Sachs’ Global M&A Franchise Undisputed Leader in Corporate Strategic Advisory [Graphic Appears Here] M&A League Tables Global M&A Deals 2002 — 2008 ($ billion) Sell-Side Focus 58% of Goldman Sachs’ Deals are Sell-Sides 29.1% 24.2% 23.7% 22.4% 22.1% 16.4% 14.9% 13.6% 10.6% 9.7% Market Share Goldman Sachs JP Morgan Morgan StanleyBoA Merrill Lynch Citi UBS Credit Suisse Deutsche Bank Lazard Barclays $5,068 2,621 deals $4,214 2,949 deals $4,129 2,366 deals 2,554 deals $3,907 $3,862 3,044 deals $2,853 2,313 deals $2,605 2,265 deals $2,364 1,727 deals [Graphic Appears Here] JV / MOE 6% $1,841 1,752 deals $1,685 914 deals 60% of Goldman Sachs’ Deals are under $1bn 0 2,000 1,000 4,000 3,000 6,000 5,000 ($ in billions) Ranking by Global Announced M&A Volume 15% 250 - 500mm 8% 500mm - 1bn Under 250mm [Graphic Appears Here] [Graphic Appears Here] Morgan Stanley JP Morgan Citi Bank of America Merrill Lynch Credit Suisse 2008 6 2 3 4 8 2007 2 4 3 8 6 2006 3 4 2 5 6 2005 2 3 5 4 10 2004 4 2 3 5 11 2003 2 4 3 5 10 2002 3 5 2 6 4 Thomson Financial Securities Data through 31-Dec-2008 Source: 5 Why Goldman Sachs For This Assignment
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8 Jan 2010 12:09 6/35 DRAFT Goldman Sachs’ Relevant Expertise Special Committee Assignments ($ in billions) [Graphic Appears Here] Special Committee / Minority Squeezeout Advisory Assignments (2002 — 2008) Goldman Sachs Bank America Lazard Morgan Stanley Credit Suisse JP Morgan Citi Rothschild KPMG Nomura of Merrill Lynch 22.7% 11.2% 10.3% 10.0% 9.1% 5.6% 5.1% 3.8% 3.3% 3.2% Market Share $156.6 69 deals $79.9 54 deals $70.9 37 deals $69.2 67 deals $63.0 54 deals $38.7 63 deals $35.0 74 deals $26.3 46 deals $23.0 67 deals 45 deals $21.9 0 60 120 180 Volume ($bn) Source: Thomson Financial Securities Data as of 31-Dec-2008 6 Why Goldman Sachs For This Assignment
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8 Jan 2010 12:09 7/35 DRAFT in Complicated Situations Special Committee Experience Goldman Sachs’ Leadership [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] 7 Why Goldman Sachs For This Assignment
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8 Jan 2010 12:09 8/35 DRAFT Goldman Sachs’ Technology M&A Expertise Undisputed Leader in Technology M&A [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] 188 194 214 102 229 182 96 10 108 91 277 $ 211 $199 $ 174 $153 $139 $ 77 72 $66 $60 $ $ [1] [1] gan pital Citi UBS Goldman Sachs Morgan Stanley JP Mor s Ca Credit Suisse Merrill Lynch Deutsche Bank Barclay Blackstone Group 37% 29% 27% 24% 21% 19% 10% 10% 9% 8% 285 338 292 320 379 122 187 233 196 11 Deals [Graphic Appears Here] Market Share Deals ($ bn) ($ bn) Barclays Capital includes transactions previously allocated to Lehman Brothers due to Barclays completing its acquisition effective 22-Sep-2008. JP Morgan includes transactions previously allocated to Bear Stearns due to JP Morgan completing its acquisition effective 30-May-2008. Source: SDC, announced transactions as of 31-Dec-2008; dollar value based on rank value as defined by SDC. [1] 8 Why Goldman Sachs For This Assignment
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8 Jan 2010 12:09 9/35 DRAFT Goldman Sachs’ CommTech Leadership Selected M&A Transactions [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here]
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8 Jan 2010 12:09 10/35 DRAFT [Graphic Appears Here] Issues for the Special Committee to Consider II. 10 Issues for the Special Committee to Consider
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8 Jan 2010 12:09 11/35 DRAFT What Should the Special Committee Be Focused On? Key Takeaways from Recent Special Committee Assignments [Graphic Appears Here] Key Takeaways Observations Establish Transparency of Process from the Outset Message reinforced in Delaware court case regarding Cox Communications eholders and hedge funds, lack of transparency can Benefits of open process and careful record accrue to all parties (Special Committee, buyer and other constituencies) Given high level of scrutiny by the courts, other shar Level of transparency can significantly impact timetable of transaction — significantly increase pressure on directors Process is Important Establish track record considering all alternatives Consider optimal process to deliver highest value to shareholders and minimize business disruption Active engagement by financial and legal advisors Use of a public relations firm (when / if deal becomes public) The Committee should consider / explore available alternatives Effective and timely use of press releases and other communications Maintenance of multiple communication channels to reinforce the market’s (and buyer’s) view of Special Use of due diligence timetable to signal thorough and deliberate nature of Special Committee Constant assessment of potential tipping points — — Committee resolve — — investigations Thoroughness and Creativity are Essential • value standalone of sources potential tional addi plus prospects alternatives and plan strategic business of range Current Wide • Directly Engage with Shareholders and other Constituencies Composition of institutional, retail and hedge fund components including level of dislocation/turnover following announcement of buyer’s offer Economic implications of cost basis Understand key shareholders’ reactions to buyer’s offer Determine role and relative influence of public shareholders Communicate with large shareholders Concentrated shareholder base can drive decision making — — — 11 Issues for the Special Committee to Consider
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8 Jan 2010 12:09 12/35 DRAFT Challenges to “Going Private” Transactions Have Arisen [Graphic Appears Here] [Graphic Appears Here] • years interest) (plus value company settlement processes the of perceived value LBO/MBO the to to ulate due relating deals recalc risks to private” the court “going on for target focusing opportunity to are cases offer closes continues court rights deal Litigation Recent Appraisal the after • [Graphic Appears Here] e facing opposition or which which frequently appear on the Contentious List Holdings and Shopko highlights deals that ar Steakhouse, Riviera of LBO/MBO transactions, RMG is often skeptical RiskMetrics (RMG, formerly ISS) Contentious List RMG views to have “risks” RMG has often recommended votes against LBO/MBO transactions, including Clear Channel, Cornell Companies, Genesis Healthcare, Lone Star — [Graphic Appears Here] • and sponsors between interactions projections, of disclosure disclosure detailed process the public of exhaustive demanding aspects other requires increasingly and 13e-3 are Rule Courts management • [Graphic Appears Here] • rights appraisal asserting or filings price public higher in a sses proce demanding and by analyses returns “alpha” transactions, obtain of to Trying Criticism • [Graphic Appears Here] • “private” taken is company public after sponsors by process in achieved role returns high management’s with about Dissatisfaction Skepticism • 12 Issues for the Special Committee to Consider
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8 Jan 2010 12:09 13/35 DRAFT Increased Scrutiny of Special Committee Processes Recognition of Goldman Sachs’ Unique Franchise in Special Committee Situations [Graphic Appears Here] st in shareholder activist situations, management result in litigation; it is critical for the experienced advisors Given directors’ perceived conflicts of intere responses receive intense scrutiny and are likely to Special Committee to retain [Graphic Appears Here] Source: Cox Communications’ Shareholder Litigation Opinion, June 6, 2005. Goldman Sachs advised the Special Committee of Cox Communications. Bold added for emphasis. 13 Issues for the Special Committee to Consider
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8 Jan 2010 12:09 14/35 DRAFT Court Recognition of Goldman Sachs’ Fairness Practice [Graphic Appears Here] nker fairness opinions In an environment where courts have launched withering attacks on ba and analyses in connection with fiduciary duty lawsuits against boards, time and again the Goldman Sachs fairness opinion practice has been positively cited by courts as a basis for dismissing such suits • ruling to court leading its a disclosure Goldman of plaintiffs hired (Canada) the support by thorough had to that cites in attempt and Alberta decision opinion, activist sitively dismisses analyses fund po court page hedge and the court fairness 150 out by attack, Sachs nearly its through of Delaware a process In opinion (2006): Goldman and support the (2007): in to valuation fairness • Litigation citing Litigation improper professor and • Shareholder transaction, Appraisal of School analyses claims Business valuation merger Creek dismisses • Checkfree block Deer Harvard Sachs’ • 14 Issues for the Special Committee to Consider
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8 Jan 2010 12:09 15/35 DRAFT Role of Goldman Sachs in Assisting the Special Committee What would we do? [Graphic Appears Here] Commence detailed diligence immediately following appointment by Special Committee Detailed assessment of management’s business plan including internal models and projections Develop an understanding of the opportunities and risks in management’s plan Investigate sources of value not necessarily reflected in public market valuation Develop valuation and review potential deal structure based on diligence findings Formulate views regarding certainty of closing and any other conditionality Discuss alternatives and potential tactics with Special Committee and legal advisors Special Committee to decide on course of action and tactics Assist the Special Committee in its initial response to any proposal Coordinate with legal (and any other advisors) to the Special Committee Conduct business and financial due diligence on Airvana Analyze proposed transaction for Special Committee Assess value maximization alternatives that may be available, not involving sale to management bidding group Assist the Special Committee in formulating and communicating additional responses to the management proposal Assist the Special Committee in assessing sponsored backed proposals Assist the Special Committee in deliberations on how best to proceed As directed by the Special Committee, GS will act as a liaison between the Special Committee and management consortium As directed by the Special Committee, assist in negotiating a transaction in the best interest of shareholders — — — — — — — — (and its advisors) 15 Issues for the Special Committee to Consider
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8 Jan 2010 12:09 16/35 DRAFT [Graphic Appears Here] Overview of Airvana and Industry Landscape III. 16 Overview of Airvana and Industry Landscape
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8 Jan 2010 12:09 17/35 DRAFT Overview of Airvana Equity Performance Since IPO [Graphic Appears Here] [Graphic Appears Here] Airvana Volume 17 Overview of Airvana and Industry Landscape
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8 Jan 2010 12:09 18/35 DRAFT Airvana Relative Equity Performance [Graphic Appears Here] Last 2 Years 220% [Graphic Appears Here] Jul-2007 (20)% Oct-2007 May-2008 Feb-2008 Dec-2008 Sep-2008 Mar-2009 Jul-2009 Acme Packet Airvana Starent Infinera Other Commtech Sonus Networks Wireless Subsystems Wireless Subsystems include: ADC, CommScope, and Powerwave. includes: Alcatel-Lucent, Cisco, Ericsson, Motorola, Nokia, and RIM. Commtech Other Note: 18 Overview of Airvana and Industry Landscape
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8 Jan 2010 12:09 19/35 DRAFT Airvana’s Business Expectations vs. Selected Comparables [Graphic Appears Here] 2008 — 2010 Revenue Growth 36.5% 21.7% Starent 11.1% Airvana 12.5% [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] (0.9%) [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] (9.4%) (10.4%) Powerwave Infinera Acme Packet (14.6%) Sonus Ericsson RIM Alcatel- Lucent Cisco Nokia Motorola ADC CommScope 2009 / 2010 EBITDA Margin 27.8% 30.9% 31.8% 31.7% 30.0% 24.3% 25.2% 24.1% 30.2% 22.8% 14.5% 12.5% 10.1% 11.4% 15.5% 14.4% 8.2% [Graphic Appears Here] Alcatel- Lucent 7.4% [Graphic Appears Here] NA NA [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] (17.5%)Infinera Acme Packet Starent Airvana Cisco Sonus Ericsson RIM Nokia CommScope Motorola Powerwave ADC 2008 — 2010 EBITDA Growth 37.1% 26.4% 27.2% 19.5% 15.8% 13.6% [Graphic Appears Here] NM NA Sonus [Graphic Appears Here] [Graphic Appears Here] (4.1%) Cisco 2010 (2.1%) Ericsson [Graphic Appears Here] Alcatel- Lucent [Graphic Appears Here] (7.1%) Powerwave (17.9%) Nokia (20.1%) ADC CommScope Starent Airvana Infinera Acme Packet Motorola 2009 RIM Source: Wall Street Research 19 Overview of Airvana and Industry Landscape
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8 Jan 2010 12:09 20/35 DRAFT Airvana Valuation vs. Selected Comparables [Graphic Appears Here] 2009 / 2010 EV / Revenue 4.4x 3.8x 3.7x 3.3x 2.4x 2.5x 2.2x 2.3x 1.9x 1.8x 1.2x 0.6x 0.7x 0.8x 1.0x 1.1x 0.3x 0.3x 0.5x 0.5x 0.9x 0.9x 0.9x 1.0x 0.3x 0.4x 0.9x 0.6x [Graphic Appears Here] Cisco $108,045 Sonus $409 [Graphic Appears Here] [Graphic Appears Here] Alcatel- Lucent [Graphic Appears Here] Powerwave $158 Starent $1,778 Airvana $426 ADC CommScope Infinera $876 Acme Packet $628 Ericsson $30,394 RIM $38,362 Motorola $14,090 Nokia $52,106 Market Capitalization $1,973 $4,709 $650 2009 / 2010 EV / EBITDA 19.6x 16.5x 13.9x 13.9x 12.2x 11.6x 9.8x 9.7x 8.7x 7.9x 8.4x 7.9x 7.1x 7.5x 7.7x 7.6x 7.4x 6.8x 6.5x 6.5x 6.6x 3.9x 3.2x 3.7x Alcatel- Lucent Cisco NM NM NA NA [Graphic Appears Here] Acme Packet Airvana Infinera Starent Motorola Sonus RIM Ericsson Nokia ADC Powerwave CommScope 2009 / 2010 P / E 45.0x 35.1x 31.0x 30.1x 28.8x 27.0x 21.8x 17.4x 16.1x 14.2x [Graphic Appears Here] 11.6x [Graphic Appears Here] 11.5x 13.4x 12.1x 9.9x 10.4x 8.2x 9.2x NM NM NM NM NM [Graphic Appears Here] NM [Graphic Appears Here] Acme Packet Airvana Infinera Starent Ericsson Sonus Nokia RIM 2010 Cisco Alcatel- Lucent ADC Motorola CommScope Powerwave 2009 Source: Wall Street Research 20 Overview of Airvana and Industry Landscape
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8 Jan 2010 12:09 21/35 DRAFT Customer Concentration for Selected Industry Players [Graphic Appears Here] Company Number of Customers Generating >10% Revenue % of Revenue from Customers > 10% [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] 0% 0% 1 2 3 2 3 1 1 0 0 99% 80% 57% 48% 42% 29% 25% [Graphic Appears Here] 21 Overview of Airvana and Industry Landscape
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8 Jan 2010 12:09 22/35 DRAFT Preliminary Hypothetical Airvana Analysis at Various Prices [Graphic Appears Here] 9.00 68.9 619.9 0.0 198.4 421.5 2.2x 1.6x 7.1x 5.9x 7.7x 6.2x 14.4x 11.9x $45.6% 65.9% 28.6% 14.1% $ $ 8.50 7.7% 68.9 585.5 0.0 198.4 387.1 2.0x 1.5x 6.6x 5.4x 7.0x 5.7x 13.6x 11.3x $37.5% 56.7% 21.4% $ $ 8.00 1.4% 68.9 551.0 0.0 198.4 352.6 1.8x 1.4x 6.0x 4.9x 6.4x 5.2x 12.8x 10.6x $29.4% 47.5% 14.3% $ $ 7.50 7.1% 68.9 516.6 0.0 198.4 318.2 1.7x 1.2x 5.4x 4.4x 5.8x 4.7x 12.0x 9.9x $21.4% 38.3% (4.9%) $ $ 7.00 0.0% 68.9 482.1 0.0 198.4 283.8 1.5x 1.1x 4.8x 3.9x 5.2x 4.2x 11.2x 9.3x $13.3% 29.1% (11.3%) $ $ 6.18 0.0% 68.9 0.0 198.4 1.2x 0.9x 3.9x 3.2x 4.1x 3.3x 9.9x 8.2x $13.9% 425.7 227.3 Current (11.7%) (21.7%) $ $ 59.0 72.0 55.0 68.0 0.62 0.75 191.0 259.0 $$ $ Metric $ Share Price Premium / (Discount) to IPO Price Premium / (Discount) to All-Time High Diluted Shares Outstanding [1] Premium to Current Premium to 1-Year Average Implied Equity Value Total Debt Total Cash Implied Enterprise Value EV / Revenue 2009E 2010E EV / EBITDA 2009E 2010E EV / EBIT 2009E 2010E P / E 2009E 2010E of Nortel write-off. recovery no Wall Street research Hypothetical analysis provided solely for illustrative purposes and does not necessarily reflect views on value or the price that a buyer would be willing to pay. Assumes Source: Note: [1] 22 Overview of Airvana and Industry Landscape
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8 Jan 2010 12:09 23/35 DRAFT Selected Industry Participants ($ in millions) [Graphic Appears Here] Company [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] Cash 4,649 8,071 N/A 423 $ 4,709 N/A 869 Market Cap $30,394 Key GS Relationships GS Experience / Relationship • Corporate Officer) (CEO) M&A) of Investment (CFO) (VP, (Head Chief Verwaayen Tufano Ludtke Gibbens & Ben Paul Fred Mark Finance • • Ascend Technologies of AT&T acquisition from Lucent Alcatel its spinoff with on to Alcatel Lucent to merger Technologies to its Genesys Tropic Yurie on of Technologies of of sale Lucent sale sale Alcatel on Lucent on on on Advised Advised Advised Advised Advised Advised • • elect) (CEO) CEO M&A) and Svanberg (CFO (Director, Vestberg Oscarsson Carl-Henric Hans Per • • Ericsson trade) to (block Devices shares Power Ericsson e Ericsson to of LHS Microwav sale of of on sale sale on on Juniper Advised Advised Advised • • M&A) Strategy) Siemens) Nokia) of (COO) of (CEO (CFO (Head (Head Löscher Simonson Vehviläinen Kariola Nieminen Peter Rick Mika Anssi Mika • • China Nokia Networks Network create to Amber Efficient China of of in JV of acquisition acquisition Restructuring on on Advised Advised • • and Systems (VP, Oye Kevin Technology) None Source: CapitalIQ, market data as of 10-Jul-2009. 23 Overview of Airvana and Industry Landscape
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8 Jan 2010 12:09 24/35 DRAFT Selected Industry Participants [Graphic Appears Here] Company Key Leaders Company Key Leaders [Graphic Appears Here] • Business of Strategy GM Group) (Chief (VP, (SVP, Hooper Carmel Patel Provider Ned Offiecer) Charles Development) Pankaj Service • [Graphic Appears Here] • and (CEO) (Chairman) (VP, Development Johnson Kriens Avila-Marco Kevin Scott Louis Corporate Strategy) • [Graphic Appears Here] • Group) Group) (CEO) (Swarth (Swarth Maor Shani Marom Rafi Shaul Ady • [Graphic Appears Here] • and Division) (Associate Strategy (GM, Morita Corporate Development) Watariya Alliance Takayuki SVP, Business Kazuiki Corporate • [Graphic Appears Here] • (Corporate Business) (GM, Chikama CommTech Ishibashi Development) Terumi of Katsuhiko SVP Business • [Graphic Appears Here] • Global (CEO) (CFO) (EVP, Pullen Wiggins Khan Robert Tim Rizwan Marketing) • [Graphic Appears Here] • GM, and Manager, (Executive Planning (Senior Development) Otsuki Business Hirokawa Ryuichi Global Operations) Keiji Business • [Graphic Appears Here] • (CEO) Corporate (EVP, Zhengfei Ping Ren Guo Development) • [Graphic Appears Here] • of Head (CFO) (EVP, (Owner-Family) Choi Kim Lee Y. Doh-Seok Chungho M&A) Jay • [Graphic Appears Here] • (Chairman) (President) Hou Yin Weigui Yimin • 24 Overview of Airvana and Industry Landscape
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8 Jan 2010 12:09 25/35 DRAFT Selected Private Capital Players in the Space ($ in billions) [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] [Graphic Appears Here] 3.4 2.5 2.5 2.2 1.4 0.6 $3.1 3.0 3.0 3.0 2.5 2.3 2.0 1.9 1.3 1.2 Company Fund Size 27.4 21.7 20.9 15.5 15.0 12.2 12.0 7.5 3.4 $25.0 24.0 16.0 9.3 8.4 6.0 5.5 5.0 Fund Size [Graphic Appears Here] 25 Overview of Airvana and Industry Landscape
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8 Jan 2010 12:09 26/35 DRAFT [Graphic Appears Here] Additional Materials on Airvana Appendix A: 26 Additional Materials on Airvana
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8 Jan 2010 12:09 27/35 Overview of Shareholder Base [Graphic Appears Here] DRAFT Top 20 Shareholders 31.4% 9.3% 8.9% 4.9% 4.2% 3.9% 3.5% 2.7% 1.5% 1.5% 1.3% 1.2% 1.1% 1.0% 0.7% 0.6% 0.6% 0.5% 21.2% 19,523,746 5,813,521 5,550,780 3,047,289 2,588,145 2,437,169 2,189,208 1,658,950 934,400 925,283 788,343 726,439 710,451 649,100 448,314 360,185 359,508 330,000 13,185,169 Matrix Partners QUALCOMM Inc. Unicorn Trust Deshpande, Gururaj PalmerDodge Advisors LLC Verma, Sanjeev Battat, Randall S. Eyuboglu, Vedat M. Needham Investment Management, LLC Venesprie Capital Management, LLC Palo Alto Investors, LLC The Vanguard Group, Inc. Barclays Global Investors UK Holdings Limited Renaissance Technologies Corp. The Bank of New York, Asset Mngt Arm State Street Global Advisors, Inc. Dimensional Fund Advisors LP AIG SunAmerica Asset Mgnt Corp. Other [Graphic Appears Here] Management includes: Verma, Sanjeev, Battat, Randall, Eyuboglu, Vedat, and Glidden, Jefrey. Includes Matrix Partner, Matrix VII Management Co., LLC, Matrix Capital Management. Source: Thomson Reuters Note: [1] Exhibit c—3 .pdf [Graphic Appears Here] Total Outstanding Shares: 62.2mm 27 Additional Materials on Airvana
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8 Jan 2010 12:09 28/35 DRAFT Comparison of Selected Companies [Graphic Appears Here] | | | | | | | | | | | | | % % 2009-2010 Revenue Growth 2.0% 4.1 1.1 10.8 3.7 4.3 3.7 24.6 12.5 14.2 9.9 23.1 x 2010 P/E / 5-Year CAGR 2.5 x 1.3 3.9 2.9 (2.1) 1.7 2.5 NM 2.0 1.8 1.2 NM % % 4.5% 10.0 3.3 10.0 (5.5) 4.5 4.5 0.1 15.0 20.0 15.0 15.0 5-Year EPS CAGR — x x 2010 11.5 x 13.4 12.8 28.8 11.6 15.6 12.8 8.2 30.1 36.9 18.7 NM x x Calendarized P/E Multiples (2) 2009 NM 14.2 17.4 NM 16.1 15.9 16.1 9.9 35.1 76.4 21.4 NM — x x 2010 3.7 x 7.5 6.5 7.1 6.8 6.3 6.8 3.2 13.9 21.2 11.1 NM x x EV/ EBITDA 2009 6.5 x 7.9 8.4 19.6 8.7 10.2 8.4 3.9 16.5 49.3 12.5 NM — x x 2010 0.3 x 2.3 0.9 0.5 0.9 1.0 0.9 0.9 3.3 2.7 3.5 1.8 x x EV/ Sales 2009 0.3 x 2.4 1.0 0.5 0.9 1.0 0.9 1.2 3.8 3.1 3.9 2.2 6,843 227 492 624 2,483 643 84,943 26,379 12,251 51,147 36,31326,379 $10,38336,607 $ Enterprise Value (1) $ 4,709 426 628 736 2,741 876 30,394 14,090 52,106 41,86930,394 $12,60138,362 $108,045 Equity Market Cap (1) $ % % % of 52 Week High 34% 74 93 59 56 63.0 58.6 93 89 83 94 72 ) $ 2.08 18.34 9.23 6.05 14.04 Mean 6.18 9.48 7.26 33.52 8.49 Closing Price ( 10-Jul-2009 $ Median Co. (4) Category Leaders Company Broad Systems Companies Alcatel-Lucent Cisco Systems, Inc. (3) Ericsson Motorola Inc. Nokia Corp. Airvana, Inc. Acme Packet, Inc. (5) Aruba Networks, Inc. F5 Networks Inc. Infinera Corp. [Graphic Appears Here] [Graphic Appears Here] ber. All research estimates have been calendarized to Decem Projected revenues, EBITDA, EBIT, and EPS are based on IBES median estimates and/or other Wall Street research. Equity Market Cap based on diluted shares outstanding. Latest publicly available financial statements. LTM numbers are based on latest publicly available financial statements. Pro Forma for cash sale of TEMS which closed on 02-Jun-2009. Source: Sources: Cash and shares outstanding pro forma for acquisitions of Pure Digital Technologies and Tidal Software Pro Forma for acquisition of Convergence which closed on 29-Apr-2009. (1) (2) (3) (4) (5) 28 Additional Materials on Airvana
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8 Jan 2010 12:09 29/35 DRAFT [Graphic Appears Here] Detailed Banker Biographies Appendix B: 29 Detailed Banker Biographies
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8 Jan 2010 12:09 30/35 DRAFT [Graphic Appears Here] Goldman Sachs Team Ryan Limaye Banker Background Selected Transaction Experience [Graphic Appears Here] Ryan Limaye Professional Background • and and Sachs in 2001 Group Telecom of Investment Banking in 2002 of MD • Head in Goldman Communications Co-Head Investment Named Joined the Technology Global CommTech Banking partner in & 1994 • Educational Background • and the B.S. at M.B.A. of School of University Pennsylvania, B.A.S. Wharton University Pennsylvania, • • Ascend Alcatel Systems to (size transactions AT&T to Uniphase Yurie Softbank infrastructure) semi) of Siara Unisphere sale NetScreen of to (terminated) AOL UTStarcom from venture JDS of General of Acterna Point Earthlink 50+ Technologies (terminated) of sale to to billion joint with of CIENA of CIENA Point sale to (wireless (wireless Technologies undisclosed) Lucent acquisition spinoff Efficient CIENA acquisition with million to Coherent Tipping Opnext sale undisclosed) (size across $1.5 H3C of acquisition spinoff acquisition of Check PCSI PCSI Huawei of acquisition sale of of Citrix VeriSign McData (size of merger million Neustar of of with billion billion acquisition to to to M&A billion billion billion merger $800 out to million CommWorks AudioCodes to Citrix with Zaffire undisclosed) billion million million sale sale $200 of sale sale of billion sale sale to sale to in merger $24.5 $24.1 acquisition acquisition $4.3 $1.5 CommScope $1.0 billion Group) million acquisition acquisition carve $150 sale Microsoft (size acquisition $20 $4.4 $800 $487 million million million $125 sale sale million million venture to billion billion billion billion and $1.0 Siemens $775 million million million joint IBM • Telecommunications billion $1.3 Networks Networks Instrument Networks from (Interface Networks million $330 $270 $225 Networks Systems million million $62 million $23 $18 Sale acquisition to $100 $30.0 Technologies Technologies $1.8 Dynamics $6.7 Technologies Systems Uniphase $450 $430 $350 Communications Edge $100 $90 $41 Logic Telecom Logic China Sale Catena ADC Cirrus Over Alcatel Lucent Communications Lucent Genesys 3Com Siemens E-TEK Tellabs Juniper Technologies Redback General Semicondutor Lucent ONI Juniper Networks Comdex JDS Tellabs 3Com Hitachi NetScaler LightSurf Sourcefire Tegic New Sanera 3Com Nuera UltraDNS Teros Cirrus to Rockwell 3Com undisclosed) Frontbridge Centerpoint Vallent • • $15 dual over offering Networks stock spread offering offering offering placement • Notes offering call public offering private offering offerings common offering offering D offering raising bn Juniper offering offering with initial offering follow-on offering offering offering convertible private offering of and public offering public $4.0 convertible offering follow-up million offering public on public public offering Series D public on repurchase repurchase repurchase and trade convertible follow-on million follow-on initial follow initial million offering Series public initial bond IPO offering convertible $200 public offering million initial follow stock stock block convertible million $250 million initial intial $115 initial million repurchase transactions million offering billion billion million million follow-on million million initial $85 million million million IPO billion billion follow-on $500 million convertible $250 $200 million million follow-on million $60 convertible common stock common IPO IPO $101 debt $1.2 $1.0 $240 milli on $130 $120 convertible $75 $65 $61 million $1.6 $1.0 million $475 million $200 $125 Technologies million million $65 financing billion Networks Systems $200 $98 million Systems Systems $291mm $209 $145mm Networks Networks offerings $300 Communications Dynamics Networks Networks Networks $75 Networks Dynamics Networks Networks Networks common • Networks $6.5 Ericsson Systems $600 Uniphase Telecommunications Systems Packet $90 Communications • Over billion Opnext Infinera Starent Aruba Cisco L.M. stake Juniper Juniper ONI tranche Netro Redback JDS CIENA overlay CoSine Turnstone E-TEK Juniper ADC Redback ONI Sonus Acme Sonus Broadband Riverbed Imax Agility placement NetGear Catena E-TEK Synchronoss Sonus Turnstone Juniper Juniper VeriSign Turnstone • 30 Detailed Banker Biographies
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8 Jan 2010 12:09 31/35 DRAFT [Graphic Appears Here] Goldman Sachs Team Bill Anderson Banker Background Selected Transaction Experience [Graphic Appears Here] Bill Anderson Professional Background • for and & 2004 Goldman a attorney in was Thacher anti-raid defense MD joining Bill and of to Head activism business Named Prior Sachs, Mergers Acquisitions Simpson Bartlett • Educational Background • University, Georgetown J.D. • B.S.B.A, • cross- from bid by Terica defense Service Astellas Oracle Qwest cross-border News raid activism Insurance of Press Capital Capital Harbin from Oracle/Icahn from unsolicited Alfa NCS Citigroup following by and of of Oliver Pirate against against subsequent to Peru OSS takeover defense Samsung against a defense from raid subsequent defense cross-border following Comcast squeezeout sale Copper Kerkorian against against against defense with e hostile raid against defense defense, InBev defense following and following from squeezeout minority squeezeout Southern Grupo against e raid raid by, takeover takeover of defens defense activism Rectifier defense takeover defense defense, Roche committee bid minority minority connection by defense defens hostile by, hostile Express in in offer Times Vishay Enterprises raid acquisition raid raid special following cross-border in committee activism activism activism International Stewart SanDisk Therapeutics hostile Jones Patheon JLL Mutual in activism York against Corp. CV Anheuser-Busch border PeopleSoft BEA Frontier Ventana acquisition Dow Corp. Corporate Staples from Disney Shamrock Alfa Ipsen Nationwide Banamex Special unsolicited Ford Phoenix Hexcel Intrawest New • • and K against Sun Sandell Steel from Icahn and Icahn Shamrock Icahn against against CalPERS ECS TD against and Icahn defense (at against Obrem by from against Peltz activism MMI Icahn against Icahn Icahn against against against activism defense defense against against Jana defense defense against against against activism activism defense against against defense defense following tivism defense against activism e defense defense following following activism defense Max defense defense activism activism ac defense defense activism defens defense activism Office Semiconductor Brands Colony activism activism Marketing Union activism activism Bread Warner activism to activism activism activism activism activism Biogen Motorola Micrel Panera Medimmune Matrix Time Icahn/Jana/S.A.C./Franklin Kraft Advisor Capital Unisys National Relational WCI Temple-Inland Furniture Capital Lancaster Barington Safeway Vodafone TD Waterhouse) Catalina ValueAct Southern KT&G Partners Amylin Eastbourne • 31 Detailed Banker Biographies
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8 Jan 2010 12:09 32/35 DRAFT [Graphic Appears Here] Goldman Sachs Team Avi Mehrotra Banker Background Selected Transaction Experience [Graphic Appears Here] Avi Mehrotra Professional Background • Sachs 2004 M&A • Technology in the MD Goldman in of 2001 Head M&A Named Joined in Department • Educational Background • B.S. University, University M.B.A. Cornell Stanford GSB, • • / / Pfizer tender Partners to Stratus Sandler Movil to dutch Times of share sale / squeeze-out divestiture to and • Dearborn York Pearson dividend Re-IPO American New / Verint to divestiture offering defense Keylink CMGI minority to Systems QPass offering CenturyTel against to Legato of LSI to recapitalization to advisory offering sale raid of of Madison Parametric Rakuten sponsor notes to Symbol to Blackboard / Media sale sale to with sale to divestiture divestiture sale IPO Connection to follow-on defense leveraged Media sale committee sale sale acquisition follow-on Crafts River raid Systems acquisition acquisition Communications’ Media convertible merger Slim Warner-Lambert EMC Gartner Arrow Cinemark Modus Matrics Cox special About.com WRC Arbortext Linkshare CommVault Teradyne Amphenol WebCT Amdocs Recapitalization Computer Gartner Primedia Capital EMC repurchases CommVault Agere Madison CANTV Carlos Witness • • Source MMI against to advisory / against defense Friedman divestiture Light Test ChinaHR Affinitylabs offering & formation advisory Nextest / Strata Eagle of of notes activism Media of Logix Ansoft Capital of Hellman of T-Mobile of of defense to Bain to consortium acquisition acquisition sale acquisition to acquisition convertible Marketing / Enthusiast sale acquisition Canada acquisition activism sale acquisition Catalina ValueAct Primedia Interlink SunCom Teradyne Arrow MTS Ansys Unisys Contec Opnext Teradyne Monster.com Monster.com Teradyne • 32 Detailed Banker Biographies
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8 Jan 2010 12:09 33/35 DRAFT Goldman Sachs Team Jason Rowe [Graphic Appears Here] Banker Background Selected Transaction Experience [Graphic Appears Here] Professional Background • the & U.S. a in Media Investment Coast the as U.S. the in the Battalion Division East th Airborne Columbia, in 5 in of was served nd President to 82 Vice Technology, Telecommunications Group Banking Head Communications Technology Prior Jason Army, captain Ranger and Division • Educational Background • Military of States B.S. University School M.B.A United Academy, Columbia Graduate Business, • Jason Rowe • high $1.5bn offering and equity (Freescale) $264mm division yield and high Sachs Offering repurchase division Partners Register AWE $500mm tes debt GSS semiconductor of Light No and IPO and Goldman Icahn CSG’s its Harvest Journal Strata Clearwire of by to and and Symbol of equity Secured Carl Keylink in IPO of offering sale of Lake TPG st of Rakuten and buyout Yield IPO merger to Wireless Verizon by Senior activi Silver acquisition off offering $350mm to to investment sale IPO $415mm acquisition High IPO IPO acquisition acquisition $30bn to spin AT&T Sale purchase mm $1.1bn mm onse $125mm sale recapitalization loan leveraged News of bn $248mm $425mm $138mm off bn $135 $400 $145mm resp $291mm $3.9bn Lucent $300mm $1.7bn bank Compressor $28.1 $27 Wireless $485mm Packet & $800mm $485mm and $225mm Century spin Intelsat Starent Motorola Opnext Motorola Acme Alcatel IPC Motorola Comverse Linkshare IPC VistaPrint Motorola CSC st Alltel Alltel Opnext Leap Arrow yield 21 AT&T Hanover • 33 Detailed Banker Biographies
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8 Jan 2010 12:09 34/35 DRAFT Disclaimer [Graphic Appears Here] s) may rials of any kind out Goldman Notwithstanding anything in this document to the contrary, and except as e tax treatment and tax structure of the transaction and all mate such tax treatment and tax structure, with Goldman Sachs does not provide accounting, tax, or legal advice. required to enable compliance with applicable securities law, you (and each of your employees, representatives, and other agent disclose to any and all persons the US federal income and stat (including tax opinions and other tax analyses) that are provided to you relating to Sachs imposing any limitation of any kind. 34 r Disclaime
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